EXHIBIT 10.1


                    FIRST AMENDMENT TO CREDIT AGREEMENT

      This First Amendment to Credit Agreement (herein, the "Amendment") is entered into as of December 18, 2006, among CalAmp Corp., a Delaware corporation (the "Borrower"), the lenders party hereto (herein, the "Lenders"), and Bank of Montreal, as administrative agent for the Lenders (the "Administrative Agent").

                             PRELIMINARY STATEMENTS:

      A. The Borrower, certain subsidiaries of the Borrower as guarantors, the Administrative Agent, and the other Lenders have entered into that certain Credit Agreement dated as of May 26, 2006 (such Credit Agreement, as the same may be amended, modified or restated from time to time, hereinafter referred to as the "Credit Agreement"). All defined terms used herein shall have the same meaning as in the Credit Agreement unless otherwise defined herein.

      B. The Borrower has requested that the Lenders permit certain of its Subsidiaries to obtain surety bonds and pledge their assets to secure such bonds and permit the Borrower to act as an indemnitor of its Subsidiaries' obligations in connection therewith and make certain other amendments to the Credit Agreement, and the Lenders are willing to so amend the Credit Agreement, all in the manner and on the terms and conditions hereinafter set forth.

      NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

SECTION 1.    AMENDMENTS.

      Subject to the satisfaction of the conditions precedent set forth in
Section 2 below, the Credit Agreement shall be and hereby is amended as follows:
    1.1. The following definitions shall be added to Section 5.1 of the Credit Agreement in appropriate alphabetical sequence:

    "Bonding Agreement" means that certain Indemnity and Security Agreement dated as of December 18, 2006 from the Principals to AXA Assurances Inc., AXA Insurance (Canada) Inc. and AXA Pacific Insurance Company (the "Sureties").

    "Principals" means, collectively, Dataradio, Dataradio Corporation, a Delaware corporation, and Dataradio COR Ltd., a Delaware corporation."

    1.2. Section 8.7 of the Credit Agreement shall be amended by deleting the word "and" at the end of clause (m), redesignating clause (n) as clause (o) and inserting a new clause (n) to read as follows:

    "(n)    secured obligations of the Principals (and unsecured obligations of the Borrower) under the Bonding Agreement in an aggregate maximum amount not to exceed $11,000,000 at any one time; and"

    1.3. Section 8.8(k) shall be amended and restated in its entirety to read as follows:

    "(k)    Liens on the assets of the Principals to secure obligations under the Bonding Agreement in an aggregate amount not to exceed $11,000,000 at any one time;"

    1.4. Schedule 6.2 shall be amended and restated in its entirety to read as set forth on Schedule 6.2 attached hereto.

SECTION 2.    CONDITIONS PRECEDENT.

      The effectiveness of this Amendment is subject to the satisfaction of all of the following conditions precedent:

    2.1. The Borrower, the Administrative Agent and the Required Lenders shall have executed and delivered this Amendment.

    2.2. Legal matters incident to the execution and delivery of this Amendment shall be satisfactory to the Administrative Agent and its counsel.

    2.3. The Guarantors shall have executed their reaffirmation, acknowledgment, and consent in the space provided for that purpose below.

SECTION 3.    REPRESENTATIONS.

      In order to induce the Lenders to execute and deliver this Amendment, the Borrower hereby represents to the Lenders that as of the date hereof after giving effect to this Amendment the representations and warranties set forth in
Section 6 of the Credit Agreement are and shall be and remain true and correct in all material respects, except to the extent the same expressly relate to an earlier date (except that the representations contained in Section 6.5 shall be deemed to refer to the most recent financial statements of the Borrower delivered to the Administrative Agent) and the Borrower is in compliance with the terms and conditions of the Credit Agreement and no Default or Event of Default has occurred and is continuing under the Credit Agreement or shall result after giving effect to this Amendment.

SECTION 4.    MISCELLANEOUS.

    4.1. The Borrower and the Guarantors heretofore executed and delivered to the Administrative Agent certain Collateral Documents and the Borrower hereby, and the Guarantors by signing below, acknowledge and agree, that, notwithstanding the execution and delivery of this Amendment, the Collateral Documents remain in full force and effect and the rights and remedies of the Agent and the Lenders, the obligations of the Borrower and the Guarantors thereunder and the liens and security interests created and provided for thereunder remain in full force and effect and shall not be affected, impaired or discharged hereby. Nothing herein contained shall in any manner affect or impair the priority of the liens and security interests created and provided for by the Collateral Documents as to the indebtedness which would be secured thereby prior to giving effect to this Amendment.

    4.2. Except as specifically amended herein, the Credit Agreement shall continue in full force and effect in accordance with its original terms. Reference to this specific Amendment need not be made in the Credit Agreement, the Notes, or any other instrument or document executed in connection therewith, or in any certificate, letter or communication issued or made pursuant to or with respect to the Credit Agreement, any reference in any of such items to the Credit Agreement being sufficient to refer to the Credit Agreement as amended hereby.

    4.3. The Borrower agrees to pay on demand all reasonable costs and expenses of or incurred by the Administrative Agent in connection with the negotiation, preparation, execution and delivery of this Amendment, including the reasonable fees and expenses of counsel for the Administrative Agent.

    4.4. This Amendment may be executed in any number of counterparts, and by the different parties on different counterpart signature pages, all of which taken together shall constitute one and the same agreement. Any of the parties hereto may execute this Amendment by signing any such counterpart and each of such counterparts shall for all purposes be deemed to be an original. This Amendment shall be governed by the internal laws of the State of Illinois.

                          [SIGNATURE PAGE TO FOLLOW]

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This First Amendment to Credit Agreement is entered into as of the date and year first above written.

                                      "BORROWER"
                                      CALAMP CORP.
                                      By /s/ Richard K. Vitelle
                                         Name:  Richard K. Vitelle
                                         Title: Vice President of Finance

      Accepted and agreed to by the Required Lenders.

                                      "LENDERS"

                                       BANK OF MONTREAL, acting through its
                                       Chicago Branch, in its individual
                                       capacity as a Lender, as L/C Issuer,
                                       and as Administrative Agent

                                       By /s/ Naghmeh Hashemifard
                                          Name Naghmeh Hashemifard
                                          Title Director

                                       UNION BANK OF CALIFORNIA, N.A.
                                       By /s/ John Kase
                                          Name  John Kase
                                          Title Vice President

                                       BANK OF THE WEST
                                       By
                                          Name
                                          Title





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          REAFFIRMATION, ACKNOWLEDGEMENT, AND CONSENT OF GUARANTORS

      Each of the undersigned, the Guarantors, heretofore executed and delivered to the Administrative Agent, on behalf of the Lenders, the Credit Agreement or an Additional Guarantor Supplement. Each of the undersigned hereby consents to the First Amendment to Credit Agreement (the "Amendment") set forth above, including, without limitation, Section 4.1 thereof, and confirms that its Guaranty, and all obligations of the undersigned thereunder, remains in full force and effect. Each of the undersigned further agrees that the consent of the undersigned to any further amendments to the Credit Agreement shall not be required as a result of this consent having been obtained. Each of the undersigned acknowledges that the Lenders are relying on the assurances provided herein in entering into the Amendment.

                                       "GUARANTORS"
                                        CALAMP SOLUTIONS HOLDINGS, INC.
                                        By /s/ Steven L. Heureux
                                           Name:  Steven L'Heureux
                                           Title:  President

                                        CALAMP SOLUTIONS, INC.
                                        By /s/ Steven L. Heureux
                                           Name:  Steven L'Heureux
                                           Title:  President

                                        DATARADIO HOLDINGS, INC.
                                        By /s/ Richard K. Vitelle
                                           Name:  Richard K. Vitelle
                                           Title: Treasurer

                                        DATARADIO CORPORATION
                                        By /s/ Richard K. Vitelle
                                           Name:  Richard K. Vitelle
                                           Title: Treasurer

                                        DATARADIO COR LTD.
                                        By /s/ Richard K. Vitelle
                                           Name:  Richard K. Vitelle
                                           Title: Treasurer














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                                  SCHEDULE 6.2

                                  SUBSIDIARIES

                                                                                       Immaterial
                                Jurisdiction of  Percentage                            Subsidiary
Name                              Organization   Ownership   Owner                        (Y/N)
CalAmp Solutions Holdings, Inc.     Delaware      100%      Borrower                        N

CalAmp Solutions, Inc.              California    100%     CalAmp Solutions Holdings, Inc.  N

California Amplifier SARL           France        100%     Borrower                        N/A

Mk NY Service Corp.                 New York      100%     CalAmp Solutions Holdings, Inc.  Y

Vytek Products, Inc.                California    100%     CalAmp Solutions Holdings, Inc.  Y

CalAmp Northstar Holdings Inc.
 (formerly known as 4308093
  Canada, Inc.)                     Canada        100%     Borrower                        N/A

Dataradio, Inc.                     Canada        100%     CalAmp Northstar Holdings Inc.  N/A

Dataradio Holdings, Inc.            Delaware      100%     Borrower                          N

Dataradio Corporation               Delaware      100%     Dataradio Holdings, Inc.          N

Dataradio COR Ltd.                  Delaware      100%     Dataradio Holdings, Inc.          N

CalAmp DataCom, Inc.                Delaware      100%     Borrower                          Y

CalAmp Northstar General
  Partnership                       Canada         1%      CalAmp DataCom, Inc.             N/A

                                                  99%      Borrower
